Exhibit 99.1

Inquiries

Felise Glantz Kissell

(215) 409-7287

Kissell-Felise@aramark.com

Aramark Announces Tom Ondrof Plans to Retire as Chief Financial Officer

Jim Tarangelo, SVP Finance & Treasurer, Appointed Successor

Ondrof to serve as Strategic Advisor

Philadelphia, PA, December 11, 2023 — Aramark (NYSE: ARMK) today announced that Tom Ondrof, Chief Financial Officer, plans to retire from his current position on January 12, 2024, at which time he will serve as a Strategic Advisor through May 2024. Jim Tarangelo, Aramark’s Senior Vice President Finance & Treasurer, has been appointed to succeed Ondrof as Chief Financial Officer, effective January 13.

“Tom leaves a strong legacy that’s both broad and deep,” said John Zillmer, Aramark’s Chief Executive Officer. “When I asked him to join Aramark shortly after my return, he left a hard-earned retirement to help us create and drive a successful growth strategy based on our hospitality culture, focused on accelerating net new business, optimizing supply chain economics, containing above unit costs, and instilling a value-creating mindset across the organization. On behalf of the Board and the Company leadership, I want to thank Tom for his immeasurable contributions, and wish him well as he returns to retirement.”

“My goal, when joining Aramark four years ago, was to help put the Company on a path to deliver consistent top-line growth, increased profitability, and financial flexibility, while strategically reviewing the portfolio, which eventually included the successful spin-off of the Uniforms business in September,” said Ondrof. “We have taken the steps to re-position Aramark on a foundation built for long-term, sustainable performance, and I want to thank the team for their ongoing commitment to Aramark’s success. Jim has been an essential partner in these achievements, and I have full confidence that I am leaving the role in very capable hands.”

In his current role, Tarangelo, a 20-year veteran of Aramark, currently leads the Company’s operations relating to global treasury and capital markets, financial planning and analysis, mergers and acquisitions, and tax. His accomplished career at the Company spans from operations finance to international finance, which included overseeing the finance organizations for South America and Emerging Markets, and ultimately serving as CFO, Aramark International.

Before joining Aramark, Tarangelo was at PricewaterhouseCoopers and Legg Mason within investment banking. He holds a bachelor’s degree in business and economics from Lafayette College and an MBA from The Wharton School of the University of Pennsylvania.

“This appointment demonstrates our strong bench talent and thoughtful succession planning,” said Zillmer. “I look forward to having Jim assume this role, given his proven track record and close collaboration with Tom over the past four years. His understanding of the nuances of our business, and his commitment to the success of the Company, make him the right fit for the job as we continue to execute on our strategy. We are off to a strong start to the fiscal year and remain confident in our full-year outlook.”

About Aramark

Aramark (NYSE: ARMK) proudly serves the world’s leading educational institutions, Fortune 500 companies, world champion sports teams, prominent healthcare providers, iconic destinations and cultural attractions, and numerous municipalities in 15 countries around the world with food and facilities management. Because of our hospitality culture, our employees strive to do great things for each other, our partners, our communities, and the planet. Aramark has been recognized on FORTUNE’s list of “World’s Most Admired Companies,” DiversityInc’s “Top 50 Companies for Diversity” and “Top Companies for Supplier Diversity,” Newsweek’s list of “America’s Most Responsible Companies 2023,” the HRC’s “Best Places to Work for LGBTQ Equality,” and scored 100% on the Disability Equality Index. Learn more at www.aramark.com and connect with us on LinkedIn, Facebook, X (formerly known as Twitter), and Instagram.

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Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our current expectations as to future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. These statements include, but are not limited to, statements related to our expectations and our outlook, the performance of our business, our financial results, our operations, our liquidity and capital resources, the conditions in our industry and our growth strategy. In some cases, forward-looking statements can be identified by words such as “outlook,” “aim,” “anticipate,” “have confidence,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe,” “see,” “look to” and other words and terms of similar meaning or the negative versions of such words. These forward-looking statements are subject to risks and uncertainties that may change at any time, and actual results or outcomes may differ materially from those that we expected.

Some of the factors that we believe could affect or continue to affect our results include without limitation: unfavorable economic conditions; natural disasters, global calamities, climate change, pandemics, energy shortages, sports strikes and other adverse incidents; geopolitical events including, but not limited to, the ongoing conflict between Russia and Ukraine and its effects on global supply chains, inflation, volatility and disruption of global financial markets; the failure to retain current clients, renew existing client contracts and obtain new client contracts; a determination by clients to reduce their outsourcing or use of preferred vendors; competition in our industries; increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our food and support services contracts; currency risks and other risks associated with international operations, including compliance with a broad range of laws and regulations, including the United States Foreign Corrupt Practices Act; risks associated with suppliers from whom our products are sourced; disruptions to our relationship with our distribution partners; the contract intensive nature of our business, which may lead to client disputes; the inability to hire and retain key or sufficient qualified personnel or increases in labor costs; our expansion strategy and our ability to successfully integrate the businesses we acquire and costs and timing related thereto; risks associated with the recently completed spin-off of Aramark Uniform Services (our Uniform segment) as an independent publicly traded company to our stockholders; continued or further unionization of our workforce; liability resulting from our participation in multiemployer defined benefit pension plans; laws and governmental regulations including those relating to food and beverages, the environment, wage and hour and government contracting; liability associated with noncompliance with applicable law or other governmental regulations; new interpretations of or changes in the enforcement of the government regulatory framework; increases or changes in income tax rates or tax-related laws; potential liabilities, increased costs, reputational harm, and other adverse effects based on our commitments and stakeholder expectations relating to environmental, social and governance considerations; the failure to maintain food safety throughout our supply chain, food-borne illness concerns and claims of illness or injury; a cybersecurity incident or other disruptions in the availability of our computer systems or privacy breaches; our leverage; variable rate indebtedness that subjects us to interest rate risk; the inability to generate sufficient cash to service all of our indebtedness; debt agreements that limit our flexibility in operating our business; and other factors set forth under the headings “Part I, Item 1A Risk Factors,” “Part I, Item 3 Legal Proceedings” and “Part II, Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2023 as such factors may be updated from time to time in our other periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and which may be obtained by contacting Aramark’s investor relations department via its website at www.aramark.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and in our other filings with the SEC. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us. Forward-looking statements speak only as of the date made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in our expectations, or otherwise, except as required by law.

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